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                                                                  Exhibit 10.202

                                ESCROW AGREEMENT
                   (REGARDING JULY RENTS RECEIVED IN LOCKBOX)

     THIS ESCROW AGREEMENT (this "AGREEMENT") is made as of the 30th day of June, 2004, by and among ORIX TOUCHSTONE SEATTLE VENTURE, an Illinois general partnership ("SELLER"), INLAND WESTERN SEATTLE NORTHGATE NORTH, L.L.C., a Delaware limited liability company ("PURCHASER"), and FIRST AMERICAN TITLE INSURANCE COMPANY ("ESCROW HOLDER").

                              W I T N E S S E T H:

     WHEREAS, Seller and Inland Real Estate Acquisitions, Inc., an Illinois corporation ("Inland"), entered into that certain Agreement of Purchase and Sale effective as of June 4, 2004, as the same has heretofore been amended by letter agreement dated June 18, 2004, Amendment to Agreement of Purchase and Sale dated June 21, 2004, and Second Amendment to Agreement of Purchase and Sale dated June 23, 2004 (as so amended, "SALE AGREEMENT"), for the purchase and sale of certain real property located in Seattle, Washington, as more particularly described therein (the "PROPERTY").

     WHEREAS, Inland has assigned all of its right, title and interest in, to and under the Sale Agreement to Purchaser.

     WHEREAS, the sale of the Property as contemplated by the Sale Agreement is closing contemporaneously herewith and Seller and Purchaser desire to create an escrow mechanism to address the fact that certain uncollected rents from tenants of the Property for July, 2004 may hereafter be transmitted by such tenants of the Property to on existing lockbox established by Seller (THE "LOCKBOX") which could result in a delay with respect to the receipt of said rents by Purchaser.

     WHEREAS, the parties have agreed that funds in the amount of Two Hundred Ninety Four Thousand Five Hundred Forty Three and 61/100 Dollars ($294,543.61) shall be deposited out of the purchase price proceeds otherwise payable to Seller at Closing for disbursement in accordance with the terms and provisions of this Agreement in order to ameliorate the impact of any such delays upon Purchaser.

     WHEREAS, the parties wish to provide for the terms upon which such funds shall be held, invested and distributed as hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing recitals (which are hereby incorporated herein), the promises and mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. DEFINED TERMS. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Sale Agreement.

     2. DELIVERY OF ESCROW DEPOSIT. Contemporaneously with the execution of this Agreement by the parties, there shall be deposited into escrow (the "ESCROW") with Escrow

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Holder out of the Purchase Price proceeds the sum of Two Hundred Ninety Four
Thousand Five Hundred Forty Three and 61/100 Dollars ($294,543.61). Escrow Holder agrees to hold, invest and distribute the Deposit in strict accordance with the terms and conditions of this Agreement. Escrow Holder is hereby expressly authorized to disregard, in its sole discretion, any and all unilateral notices or warnings given by any of the parties hereto or by any other person or corporation.

     3. MAINTENANCE OF DEPOSIT. The Deposit shall be held in a federally insured interest bearing money market account or certificate of deposit (having a maturity not greater than 30 days) with a bank having a net worth in excess of $1,000,000,000 or such other institution as may be mutually agreed to by Purchaser and Seller. All accrued earnings on the Deposit shall first be allocated to the payment of the Escrow Holder's fee, and the amount of any remainder shall be paid to Seller pursuant to the terms of this Agreement. Escrow Holder shall provide monthly statements to Purchaser and Seller of the principal and investment income accrued on the Deposit.

     4. DEPOSIT DISTRIBUTION. The Deposit shall be disbursed solely to (a) promptly pay to Purchaser on a dollar for dollar basis an amount precisely equivalent to the amount of each check for July 2004 rent received into the Lockbox from time to time from tenants of the Property but only if and to the extent that the applicable check has been deposited for the benefit of Seller and has cleared collection, (b) promptly pay to Seller on a dollar for dollar basis an amount precisely equivalent to the amount of each check for July 2004 rent received from time to time from tenants of the Property upon the delivery of that check to Purchaser (with an endorsement "without recourse" by Seller of such check to Purchaser if the check is made payable to Seller) regardless of the fact that such check may never clear collection (it being understood that all risks of collection of said checks shall be borne by Purchaser and not by Seller). Seller and Purchaser shall cooperate with one another so as to facilitate the prompt disbursement of funds in accordance herewith and agree from time to time upon request to jointly direct Escrow Holder to immediately disburse funds as required in accordance with the foregoing. Any remaining balance of the Deposit still in this Escrow on August 1, 2004 shall be automatically disbursed to Seller regardless of whether all July, 2004 rents have at that time been paid by tenants of the Property and without the need for any joint direction by Seller and Purchaser in connection therewith. Seller shall not be responsible for the collection or payment of July, 2004 rents from tenants of the Property and nothing contained herein shall be construed to create any such responsibility on the part of Seller. Purchaser shall bear all such risk of the collection of said rents.

     5. ADVERSE CLAIMS. If any dispute arises with respect to this Agreement, Escrow Holder is authorized to interplead such disputes in a court of competent jurisdiction and deposit all funds held hereunder with the court. In such case Escrow Holder shall be entitled to costs incurred on account of such action, including reasonable attorneys fees, which costs shall be allocated between the parties equally (without prejudice to or modification of their rights and remedies as against each other). Escrow Holder may not, however, undertake such deposit and interpleader unless it has given each of the parties hereto no less than ten (10) days prior written notice before such deposit and interpleader as to the intentions of Escrow Holder. Upon interpleading funds pursuant hereto, Escrow Holder shall thereafter be relieved of further responsibility.

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     6.   TERMINATION OF AGREEMENT. This Agreement terminates at such time as
Escrow Holder disburses the entire Deposit in accordance with Section 4 or interpleads the Deposit in a court of competent jurisdiction in accordance with
Section 5.

     7. LIABILITY OF ESCROW HOLDER. Escrow Holder has been induced to accept its duties under this Agreement by the following terms, conditions, agreements and representations of the parties hereto.

          7.1. LIABILITY. Escrow Holder is not liable to any other party hereto, or any of their representatives, successors or assigns, for any action or failure to act by Escrow Holder hereunder, except for Escrow Holder's own bad faith, fraud, negligence or willful misconduct. Seller and Purchaser agree to jointly and severally Indemnify and hold harmless Escrow Holder and any successor, representative, employee or agent of Escrow Holder (without prejudice to or modification of Seller's and Purchaser's rights or remedies as against each other), from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements, arising out of or in connection with this Agreement, except for claims against Escrow Holder based upon bad faith, fraud, negligence or willful misconduct that are successfully asserted against Escrow Holder. This indemnification survives the termination of this Agreement.

          7.2. ESCROW HOLDER'S RELIANCE. Escrow Holder is entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder believed by it to be genuine without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. Escrow Holder may act in reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give any notice or receipt or advice or to make any statement or executing any document in connection with the provisions hereof has been duly authorized to so do.

          7.3. ENTIRE AGREEMENT. This Agreement expressly sets forth all the duties of Escrow Holder with respect to any and all matters pertinent hereto. Escrow Holder is not bound by the provisions of any other agreement, except as otherwise set forth herein.

          7.4. ADVICE OF COUNSEL. Escrow Holder may act in good faith pursuant to the advice of its counsel with respect to any matter relating to this Agreement.

     8.   RESIGNATION AND REMOVAL OF ESCROW HOLDER.

          8.1. RESIGNATION AND REMOVAL. Escrow Holder may resign at any time by giving no less than ten (10) days prior written notice of such resignation to the other parties hereto. As soon as reasonably practicable after such notice of resignation, a successor Escrow Holder (the "Successor") shall be appointed by the other parties hereto. Escrow Holder also may be removed at any time, without prior notice, as Escrow Holder hereunder by the unanimous written agreement of the other parties hereto.

          8.2. SUCCESSOR ESCROW HOLDER. Any appointed Successor must execute, acknowledge and deliver to its predecessor Escrow Holder (the "Predecessor") and the other

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parties hereto an instrument accepting such appointment and agreeing to the terms of this Agreement. Thereupon, the resignation or removal of the Predecessor shall become effective and the Successor shall succeed to the rights and duties of the Predecessor hereunder. The Predecessor shall then immediately deliver to the Successor the Deposit and any documents then held by the Predecessor pursuant to this Agreement.

          8.3. FAILURE TO APPOINT A SUCCESSOR ESCROW HOLDER. Should the parties fall to appoint a Successor as set forth herein upon Escrow Holder's resignation under this Section, Escrow Holder may petition a court of competent jurisdiction for the appointment of a Successor. Any costs incurred by Escrow Holder with respect to such petition, including reasonable attorneys' fees and expenses, are to be paid equally by Purchaser and Seller.

     9. AMENDMENT AND MODIFICATION. No amendment, modification, supplement, termination, consent or waiver of any provision of this Agreement, nor consent to any departure therefrom, will in any event be effective unless the same is in writing and is signed by the party against whom enforcement of the same is sought. Any waiver of any provision of this Agreement and any consent to any departure from the terms of any provision of this Agreement is to be effective only in the specific instance and for the specific purpose for which given.

     10. ASSIGNMENTS. No party may assign or transfer any of its rights or obligations under this Agreement to any other person (except as set forth in Section 8 with respect to Escrow Holder) without the prior written consent of the other parties.

     11. FACSIMILE EXECUTION. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document.

     12. COUNTERPARTS. This Agreement may be executed by the parties on any number of separate counterparts, and all such counterparts so executed constitute one agreement binding on all the parties notwithstanding that all the parties are not signatories to the same counterpart.

     13. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions of the parties, whether oral or written.

     14. FURTHER ASSURANCES. The parties will execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purpose of this Agreement.

     15. GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder are to be governed by and construed and interpreted in accordance with the laws of the State of Illinois applicable to contracts made and to be performed wholly within Illinois, without regard to choice or conflict of laws rules.

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     16.  NOTICES. All notices, consents, requests, demands and other communications hereunder shall be deemed to have been duly given or made if given or made as provided in Section 18.01 of the Sale Agreement.

     17. LEGAL FEES. Except as otherwise provided herein, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby are to be paid by the party incurring such costs and expenses. In the event any party brings suit to construe or enforce the terms hereof, or raises this Agreement as a defense in a suit brought by another party, the prevailing party shall be entitled to recover its reasonable attorneys' fees and expenses.

     18. SUCCESSORS AND ASSIGNS. All provisions of this Agreement shall be binding upon, inure to the benefit of and are enforceable by or against the parties and their respective heirs, executors, administrators or other legal representatives and permitted successors and permitted assigns.

     19. CONFLICT. This Agreement does not modify or amend any of the rights or obligations set forth in the Sale Agreement, including without limitation the provisions of Section 6.02(1) thereof. In the event of any conflict between this Agreement and the Sale Agreement, the terms of the Sale Agreement shall govern.

     20. NO THIRD PARTY BENEFICIARY. There are no third party beneficiaries to this Agreement.

                          (See signatures on next page)

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                            SELLER:

                            ORIX TOUCHSTONE SEATTLE VENTURE, an
                            Illinois general partnership

                            By: ORIX Seattle II, Inc., its Managing General Partner

                                 By: /s/ Donna Hovanec
                                    --------------------------------------------
                                 Name: DONNA HOVANEC
                                    --------------------------------------------
                                 Its: ASSISTANT SECRETARY
                                     ------------------------------------


                            PURCHASER:

                            INLAND WESTERN SEATTLE NORTHGATE
                            NORTH, L.L.C., a Delaware limited liability company

                            By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, its sole member

                                 By: /s/ G. Joseph Cosenza
                                    --------------------------------------------
                                 Name: G. Joseph Cosenza
                                      ------------------------------------------
                                 Title: Authorized Representative
                                       -----------------------------------------

                            ESCROW HOLDER:

                            FIRST AMERICAN TITLE INSURANCE
                            COMPANY


                            By: /s/ [ILLEGIBLE]
                               -------------------------------------------------
                            Name: [ILLEGIBLE]
                                 -----------------------------------------------
                            Title: Closing Attorney
                                  ----------------------------------------------


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